                                                                   Exhibit 99.02
                     FORM OF NOTICE OF GUARANTEED DELIVERY

                                      for
                           Tender of All Outstanding
                     12.50% Senior Secured Notes due 2009
                                in Exchange for
                   New 12.50% Senior Secured Notes due 2009

                                      of

                           PORT ARTHUR FINANCE CORP.

     Registered holders of outstanding 12.50% Senior Secured Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 12.50% Senior Secured Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to HSBC Bank USA (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer" Procedures for Tendering" in the Prospectus.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                 HSBC BANK USA

       By Hand Delivery:                                   By Mail:
         HSBC Bank USA                       (insured or registered recommended)
    140 Broadway - Level A                              HSBC Bank USA
New York, New York 10005-1080                      140 Broadway - Level A
    Attn: Paulette Shaw                         New York, New York 10005-1080
Telephone No. (212) 658-5931                        Attn: Paulette Shaw
                                                Telephone No. (212) 658-5931

    By Overnight Courier:                                By Facsimile:
        HSBC Bank USA                                   (212) 658-2292
   140 Broadway - Level A                             Attn: Paulette Shaw
New York, New York 10005-1080
    Attn: Paulette Shaw                               Confirm by Telephone:
Telephone No. (212) 658-5931                             (212) 658-5931


     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated _______ ____, _____ of Port Arthur Finance Corp. (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                Name and address of        Certificate Number(s)
                              registered holder as it      of Outstanding Notes
                                  appears on the           Tendered (or Account        Principal Amount of
Name of Tendering                Outstanding Notes           Number at Book-            Outstanding Notes
Holder                             (Please Print)            Entry Facility)                 Tendered
------------------------     -------------------------     ----------------------      --------------------

------------------------     -------------------------     ----------------------      --------------------

------------------------     -------------------------     ----------------------      --------------------

------------------------     -------------------------     ----------------------      --------------------


                                   SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________


If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

     DTC Account Number:__________________________________

     Date:________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                   (Not to be used for signature guarantee)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).


Name of Firm:__________________________    _____________________________________
                                           (Authorized Signature)
Address:_______________________________
                                           Title:_______________________________
_______________________________________
(Zip Code)                                 Name:________________________________

                                                     (Please type or print)
Area Code and Telephone No.:

_______________________________________    Date:________________________________


     NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.